MORGAN STANLEY DEAN WITTER LATIN           TWO WORLD TRADE CENTER, NEW
AMERICAN GROWTH FUND                       YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS JULY 31, 2000

DEAR SHAREHOLDER:

Following a breathtaking rally toward the end of 1999, most Latin American equity markets witnessed volatile monthly performances during the first seven months of 2000. The short-lived Y2K relief gave way to concerns about higher U.S. interest rates, tighter global liquidity and decelerating U.S. economic growth -- all of which suggest a weaker global growth outlook for 2001. As a result, Latin American equity markets were not immune to the sharp global volatility of the equity markets witnessed during April and May. The region's markets were also negatively influenced by the rebalancing of the MSCI Emerging Equities Markets Index at the end of May. As a percentage of the MSCI Emerging Markets Equities Index, the Latin America component was decreased from 28 percent to 23 percent, to accommodate the reinclusion of Malaysia and a greater weighting for Taiwan. As a result of their lower weighting, the Latin American markets suffered a period of reduced buying interest. Further, while the economic backdrop for Latin America remains positive, the region's equity markets are presently working to digest a large number of new equity issues totaling roughly $5 billion. In the near term, Latin American equities are likely to continue taking their direction from U.S. monetary policy and the behavior of U.S. stock markets.

BRAZIL

Brazilian stocks rose 8.2 percent during the six-month period ended July 31, 2000, outperforming most other Latin American equity markets. Real GDP growth was a healthy 3.1 percent during the first quarter, which should help the economy reach its 2000 growth target of about 4 percent. Even with robust economic growth, the Brazilian central bank's full-year inflation target of 6 percent appears achievable. Export growth is strong, and imports have increased as a result of higher domestic demand. The combination of inflation being under control, a stable trade balance and strong inflows of foreign direct investment has allowed the Brazilian monetary authorities to lower the benchmark overnight interest rate 350 basis points, to 16.5 percent.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JULY 31, 2000, CONTINUED

MEXICO

Mexican stock prices rose 2.29 percent during the six months ended July 31, 2000, hurt by the fall in U.S. share prices as well as concerns that a hard landing of the U.S. economy could derail Mexico's strong growth trend. Investors were also concerned that a narrow margin of victory in the July 2 presidential election might lead to a contested election and that could undermine the country's political and economic stability. Instead, the decisive, uncontested victory by the opposition PAN (National Action Party) candidate is likely to strengthen investor confidence in the country's democracy and therefore improve Mexico's political risk profile. However, a Telmex earnings disappointment in July prompted a sharp sell-off in the equity market. Less than a month earlier, the company had completed a highly successful global secondary offering, which had attracted many nondedicated buyers. With respect to the economy, domestic demand remains robust. While real interest rates have declined to the 5 to 6 percent level, it is difficult to envision further rate declines in the near term, especially given the Mexican central bank's determination to avoid overheating the economy.

ARGENTINA

The Argentine equity market fell 11.7 percent during the period under review, as a result of increased concerns about the country's ability to meet its IMF (International Monetary Fund) fiscal deficit targets. While the government was able to meet the IMF-imposed target of $2.15 billion for the first half of 2000, this progress was attributed to higher than expected tax revenues, a successful $3.3 billion debt swap that helped reduce debt-servicing costs, and $2.3 billion in spending cuts applied to the 2000 budget. Moreover, recent economic data have shown that the recovery in domestic demand remains subdued, prompting the Argentine finance ministry to reduce its full-year growth target from 4 percent to 3 percent. Given that further austerity measures may depress economic activity even further, the consensus appears to be that the IMF will likely relax Argentina's fiscal deficit targets for the second half of this year.

CHILE

Chilean stocks declined 15.3 percent during the six-month period under review, hurt by weakness of the national currency and rising oil prices. As a result, the Chilean central bank acknowledged that inflation would likely be about
1 percent greater than its original 3.5 percent target for 2000. The long-anticipated lifting of capital repatriation restrictions failed to spark sustained interest in Chilean equities, and trading volumes have remained low. Investor interest may improve in September, however, when Chile is expected to eliminate the capital gains tax currently assessed on foreign

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JULY 31, 2000, CONTINUED

investors. Following a series of strong economic data in previous months, the economy appears on track to grow 5 percent or more this year. However, economic growth is being driven primarily by the export sector, with very little spillover to domestic consumption. As a result, there have been substantial downward revisions to earnings estimates for the publicly traded Chilean companies.

PERU

Peruvian equity prices fell 17.1 percent during the six months ended July 31, 2000, hurt by controversy surrounding the disputed presidential election, which was held despite pleas by the Organization of American States (OAS) for a postponement. President Alberto Fujimori won with only a slight majority even though the opposition candidate had withdrawn his candidacy. The United States ultimately decided to recognize the validity of the election after drawing virtually no support from fellow members of the OAS to sanction Peru. On the positive side, the economic recovery continues to gather steam, with first-quarter real GDP rising 8.6 percent while inflation remains muted. Also, Standard & Poor's reaffirmed its sovereign credit ratings for Peru and removed it from credit watch status, indicating a stable outlook.

COLOMBIA

The Colombian equity market declined more than 35 percent over the past six months. The Pastrana administration's bold initiative calling for a referendum to dissolve Congress backfired because the opposition party was able to lodge corruption allegations aggressively against the administration. Despite a recent truce between the two main parties, the political crisis has called into question the government's ability to achieve fiscal targets agreed upon with the IMF, prompting Standard & Poor's to cut the country's long-term foreign currency sovereign rating. Toward the end of the period, however, investors were encouraged by U.S. congressional approval of $1.6 billion in aid as well as more-definitive signs of a recovery in the economy.

VENEZUELA

Venezuela outperformed the entire region, gaining 21.5 percent during the six months ended July 31, 2000. Most of the gains can be attributed to the hostile bid by AES Corp. (Applied Energy Services, Inc.) for Electricidad de Caracas. Venezuelan stocks reacted very little to the landslide reelection of President Chavez. Instead, the market has traded in a lackluster fashion as a result of investors' concerns regarding his economic policy. The Venezuelan economy has benefited from the resilience of oil prices and a government announcement of plans to boost this year's spending to

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JULY 31, 2000, CONTINUED

29 percent above budget by using oil windfall proceeds. Nevertheless, the economy grew only 0.3 percent during the first quarter and the Chavez administration was anxious to reactivate it in advance of the presidential election.

PERFORMANCE

For the six-month period ended July 31, 2000, Morgan Stanley Dean Witter Latin American Growth Fund's Class B shares posted a total return of -2.34 percent, compared to a return of -0.65 percent for the S&P/IFCI Latin America Total Return Index.(1) For the same period, the Fund's Class A, C and D shares had total returns of -1.96 percent, -2.34 percent and -1.79 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

According to TCW Investment Management Company (TCW), the Fund's sub-advisor, the Fund's underperformance relative to the region's benchmarks can be attributed primarily to its overweighted position in Mexican equities where preelection jitters resulted in lagging stock prices. In Chile and Venezuela, stock selection also contributed to the Fund's underperformance.

PORTFOLIO STRATEGY

During the period under review, the Fund continued to focus on blue-chip companies exhibiting strong and reliable cash flow generation, as well as companies with low leverage and quality management. The Fund's largest industry exposure continued to be telecommunications, where earnings growth is being driven by increased subscribers of both fixed and cellular telephony and by increased usage of the Internet and business data networks. The Fund increased its exposure to the retail sector, because consumer spending is expected to accompany economic recovery in the region.

With respect to specific country allocation, the Fund maintained an overweighted position in Mexico, given the acceleration of economic growth being witnessed there this year, which may translate into double-digit corporate earnings growth. In addition, Moody's recent upgrading of Mexico's sovereign debt rating to investment grade reduces the risk associated with Mexican equities and lowers the cost of financing for high-quality Mexican corporate borrowers. The Fund also maintained an

----------------

(1) The S&P/IFCI Latin America Total Return Index is a broad, neutral and historically consistent benchmark for the Latin American markets. The Index, which includes Argentina, Brazil, Chile, Colombia, Mexico, Peru and Venezuela, reflects restrictions on foreign investment. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
LETTER TO THE SHAREHOLDERS JULY 31, 2000, CONTINUED

overweighted position in Brazilian stocks where interest rates declined as a result of fiscal restraint on the part of the government. With declining interest rates, economic recovery has gained steam. The Fund held a neutral weighting in the Argentine market, where fiscal progress is being made but the economic recovery is less robust. The Fund is underweighted in Chile, where valuations remain uncompelling and the market underperformed the other Latin American markets. The Fund also maintained underweighted positions in the smaller markets of Peru, Colombia and Venezuela.

LOOKING AHEAD

In spite of the negative returns that Latin American markets have generated year to date, TCW believes that the backdrop for Latin American equities is favorable. Overall economic growth remains on track and should translate into robust corporate earnings growth. Inflationary pressures in the region are under control. The completion of presidential elections in Mexico, Peru and Venezuela point toward diminished political risk. And finally, equity market valuations do not appear to be stretched. TCW believes that poor returns year to date are related to concerns of rising interest rates in developed countries and the potential impact these rates would have on global economic growth. A soft landing scenario for the global economy may be conducive to higher stock prices in Latin America.

We appreciate your ongoing support of Morgan Stanley Dean Witter Latin American Growth Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo                   /s/ Mitchell M. Merin
CHARLES A. FIUMEFREDDO                       MITCHELL M. MERIN
CHAIRMAN OF THE BOARD                        PRESIDENT

MORGAN STANLEY DEAN WITTER LATIN
AMERICAN GROWTH FUND
FUND PERFORMANCE JULY 31, 2000

                                     AVERAGE ANNUAL TOTAL RETURNS
   ------------------------------------------------------------------------------------------------
                  CLASS A SHARES*                                   CLASS B SHARES**
   ---------------------------------------------      ---------------------------------------------
   PERIOD ENDED 7/31/00                               PERIOD ENDED 7/31/00
   -------------------------                          -------------------------
   1 Year                     24.15%(1)   17.63%(2)   1 Year                     22.95%(1)   17.95%(2)
   Since Inception (7/28/97)  (7.65)%(1)  (9.29)%(2)  5 Years                    5.75%(1)    5.43%(2)
                                                      Since Inception 12/30/92   2.58%(1)    2.58%(2)

                  CLASS C SHARES+                                   CLASS D SHARES++
   ---------------------------------------------      ---------------------------------------------
   PERIOD ENDED 7/31/00                               PERIOD ENDED 7/31/00
   -------------------------                          -------------------------
   1 Year                     22.90%(1)   21.90%(2)   1 Year                     24.25%(1)
   Since Inception (7/28/97)  (8.37)%(1)  (8.37)%(2)  Since Inception (7/28/97)  (7.49)%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST.
------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
 *   The maximum front-end sales charge for Class A is 5.25%.
** The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
 + The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of purchase.
++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JULY 31, 2000 (UNAUDITED)

 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
              COMMON AND PREFERRED STOCKS (97.2%)
              ARGENTINA (6.8%)
              DIVERSIFIED FINANCIAL SERVICES
     276,280  CEI Citicorp Holdings S.A.*.........................................................  $  1,105,308
                                                                                                    ------------
              INTERNATIONAL BANKS
      38,172  Banco de Galicia y Buenos Aires S.A. de C.V. (Class B) (ADR)........................       670,396
      32,940  Banco Frances del Rio de La Plato S.A. (ADR)........................................       730,856
                                                                                                    ------------
                                                                                                       1,401,252
                                                                                                    ------------
              OIL & GAS PRODUCTION
     101,335  PC Holdings S.A. (Class B) (ADR)....................................................     1,748,029
                                                                                                    ------------
              STEEL/IRON ORE
     566,500  Siderca S.A.I.C. (Class A)..........................................................     1,161,522
                                                                                                    ------------
              TELECOMMUNICATIONS
     127,020  Telecom Argentina Stet - France Telecom S.A. (Class B) (ADR)........................     3,254,888
                                                                                                    ------------

              TOTAL ARGENTINA.....................................................................     8,670,999
                                                                                                    ------------

              BRAZIL (40.3%)
              ALCOHOLIC BEVERAGES
     125,185  Companhia Cervejaria Brahma (ADR)...................................................     2,652,357
                                                                                                    ------------
              CELLULAR TELEPHONE
      58,050  Telesp Celular Participacoes S.A. (ADR) (Pref.).....................................     2,187,759
                                                                                                    ------------
              ELECTRIC UTILITIES
  91,805,000  Centrais Eletricas Brasileiras S.A. (Class B) (Pref.)...............................     2,206,406
      72,033  Companhia Energetica de Minas Gerais S.A. (ADR) (Pref.).............................     1,368,627
     111,870  Companhia Paranaense de Energia - Copel (ADR) (Pref.)...............................     1,041,789
                                                                                                    ------------
                                                                                                       4,616,822
                                                                                                    ------------
 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
              FOOD CHAINS
      40,970  Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR)......................  $  1,293,116
                                                                                                    ------------
              INTEGRATED OIL COMPANIES
     310,040  Petroleo Brasileiro S.A. (Pref.)....................................................     8,250,364
                                                                                                    ------------
              INTERNATIONAL BANKS
 432,574,920  Banco Bradesco S.A. (Pref.).........................................................     3,780,487
  34,495,560  Banco Itau S.A. (Pref.).............................................................     3,188,665
      48,825  Uniao de Bancos Brasileiros S.A. (GDR)..............................................     1,461,699
                                                                                                    ------------
                                                                                                       8,430,851
                                                                                                    ------------
              METALS FABRICATIONS
  42,752,000  Companhia Siderurgica Nacional......................................................     1,425,067
                                                                                                    ------------
              MULTI-SECTOR COMPANIES
     867,183  Itausa Investimentos Itau S.A. (Pref.)..............................................       879,328
                                                                                                    ------------
              OTHER METALS/MINERALS
     154,418  Companhia Vale do Rio Doce (Class A) (Pref.)........................................     4,273,529
     266,358  Companhia Vale do Rio Doce S.A. (Debentures)*.......................................       --
                                                                                                    ------------
                                                                                                       4,273,529
                                                                                                    ------------
              OTHER TELECOMMUNICATIONS
  37,590,000  Brasil Telecom Participacoes S.A....................................................       389,588
      32,085  Brasil Telecom Participacoes S.A. (ADR).............................................     2,310,120
     138,708  Embratel Participacoes S.A. (ADR) (Pref.)...........................................     2,982,222
  13,152,000  Tele Norte Leste Participacoes S.A..................................................       262,966
     178,463  Tele Norte Leste Participacoes S.A. (ADR) (Pref.)...................................     4,271,958
                                                                                                    ------------
                                                                                                      10,216,854
                                                                                                    ------------
              SPECIALTY STEELS
      85,580  Gerdau S.A. (ADR)...................................................................     1,128,586
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JULY 31, 2000 (UNAUDITED) CONTINUED

 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
              STEEL/IRON ORE
     106,300  Usinas Siderurgicas de Minas Gerais S.A. (Class A) (Pref.)..........................  $    594,923
                                                                                                    ------------
              TELECOMMUNICATIONS
      56,310  Telecomunicacoes Brasileiras S.A. - Telebras (ADR) (Pref.)..........................     5,110,133
                                                                                                    ------------

              TOTAL BRAZIL........................................................................    51,059,689
                                                                                                    ------------
              CHILE (4.2%)
              AGRICULTURAL CHEMICALS
      14,960  Sociedad Quimica y Minera de Chile S.A. (ADR).......................................       303,875
                                                                                                    ------------
              ALCOHOLIC BEVERAGES
      29,350  Compania Cervecerias Unidas S.A. (ADR)..............................................       645,700
      19,550  Vina Concha Y Toro S.A. (ADR).......................................................       711,131
                                                                                                    ------------
                                                                                                       1,356,831
                                                                                                    ------------
              BEVERAGES - NON-ALCOHOLIC
      57,520  Embotelladora Andina S.A. (Series A) (ADR)..........................................       701,025
                                                                                                    ------------
              CONTAINERS/PACKAGING
      24,700  Cristalerias de Chile S.A. (ADR)....................................................       385,937
                                                                                                    ------------
              FOOD CHAINS
      21,140  Distribucion Y Servicio D&S S.A. (ADR)..............................................       351,453
                                                                                                    ------------
              TELECOMMUNICATIONS
     151,608  Cia de Telecommunicaciones de Chile S.A. (ADR)......................................     2,274,120
                                                                                                    ------------

              TOTAL CHILE.........................................................................     5,373,241
                                                                                                    ------------

              MEXICO (43.5%)
              ALCOHOLIC BEVERAGES
   1,408,030  Grupo Modelo S.A. de C.V. (Series C)................................................     3,266,786
                                                                                                    ------------
 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
              BEVERAGES - NON-ALCOHOLIC
      83,100  Fomento Economico Mexicano, S.A. de C.V. (ADR)......................................  $  3,453,844
                                                                                                    ------------
              BROADCASTING
     109,675  Grupo Televisa S.A. de C.V. (GDR)*..................................................     7,087,747
                                                                                                    ------------
              BUILDING MATERIALS
     149,570  Apasco S.A. de C.V..................................................................     1,037,859
     127,958  Cemex S.A. de C.V. (ADR)............................................................     3,007,013
                                                                                                    ------------
                                                                                                       4,044,872
                                                                                                    ------------
              DIVERSIFIED MANUFACTURING
     377,279  Grupo Carso S.A. de C.V. (Series A1)................................................     1,290,808
                                                                                                    ------------
              INTERNATIONAL BANKS
     731,300  Grupo Financiero Banamex Accival, S.A. de C.V. (Banacci)*...........................     3,510,678
   1,189,300  Grupo Financiero Bancomer, S.A. de C.V. (O Shares)..................................       617,983
                                                                                                    ------------
                                                                                                       4,128,661
                                                                                                    ------------
              OTHER METALS/MINERALS
     298,400  Grupo Mexico S.A. (Series B)........................................................     1,119,838
                                                                                                    ------------
              OTHER SPECIALTY STORES
     511,730  Organizacion Soriana S.A. de C.V. (Series B)........................................     1,904,010
   3,626,618  Wal-Mart de Mexico S.A. de C.V. (Series C)*.........................................     8,084,570
                                                                                                    ------------
                                                                                                       9,988,580
                                                                                                    ------------
              PACKAGE GOODS/COSMETICS
     507,700  Kimberly-Clark de Mexico S.A. de C.V. (A Shares)....................................     1,473,758
                                                                                                    ------------
              SPECIALTY FOODS/CANDY
     721,178  Grupo Industrial Bimbo S.A. de C.V. (Series A)......................................     1,218,284
                                                                                                    ------------
              TELECOMMUNICATIONS
     343,423  Telefonos de Mexico S.A. de C.V. (Series L) (ADR)...................................    18,072,635
                                                                                                    ------------

              TOTAL MEXICO........................................................................    55,145,813
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
PORTFOLIO OF INVESTMENTS JULY 31, 2000 (UNAUDITED) CONTINUED

 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
              PERU (1.0%)
              BUILDING MATERIALS
     372,188  Cementos Lima, S.A..................................................................  $    321,452
                                                                                                    ------------
              INTERNATIONAL BANKS
      48,100  Credicorp Ltd. (ADR)................................................................       378,787
                                                                                                    ------------
              PRECIOUS METALS
      34,555  Compania de Minas Buenaventura S.A. (ADR)...........................................       570,158
                                                                                                    ------------

              TOTAL PERU..........................................................................     1,270,397
                                                                                                    ------------

              SPAIN (0.4%)
              INTERNET SERVICES
       3,440  Terra Networks, S.A.*...............................................................       130,645
       8,950  Terra Networks, S.A. (ADR)*.........................................................       341,778
                                                                                                    ------------

              TOTAL SPAIN.........................................................................       472,423
                                                                                                    ------------

              UNITED STATES (0.2%)
              INTERNET SERVICES
      17,570  StarMedia Network, Inc.*............................................................       265,746
                                                                                                    ------------
 NUMBER OF
   SHARES                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

              VENEZUELA (0.8%)
              TELECOMMUNICATIONS
      38,345  Compania Anonima Nacional Telefonos de Venezuela (CANTV) (ADR)......................  $    939,453
                                                                                                    ------------

TOTAL INVESTMENTS
(COST $95,410,432) (A)....................................................................   97.2%    123,197,761

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    2.8       3,612,929
                                                                                            -----   -------------

NET ASSETS................................................................................  100.0%  $ 126,810,690
                                                                                            -----   -------------
                                                                                            -----   -------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $33,383,919 and the aggregate gross unrealized depreciation is $5,596,590, resulting in net unrealized appreciation of $27,787,329.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
SUMMARY OF INVESTMENTS JULY 31, 2000 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Agricultural Chemicals............................................................  $    303,875      0.2%
Alcoholic Beverages...............................................................     7,275,975      5.7
Beverages - Non-Alcoholic.........................................................     4,154,869      3.3
Broadcasting......................................................................     7,087,747      5.6
Building Materials................................................................     4,366,324      3.4
Cellular Telephone................................................................     2,187,759      1.7
Containers/Packaging..............................................................       385,937      0.3
Diversified Financial Services....................................................     1,105,308      0.9
Diversified Manufacturing.........................................................     1,290,808      1.0
Electric Utilities................................................................     4,616,822      3.6
Food Chains.......................................................................     1,644,568      1.3
Integrated Oil Companies..........................................................     8,250,364      6.5
International Banks...............................................................    14,339,551     11.3
Internet Services.................................................................       738,170      0.6
Metals Fabrications...............................................................     1,425,067      1.1
Multi-Sector Companies............................................................       879,328      0.7
Oil & Gas Production..............................................................     1,748,029      1.4
                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Other Metals/Minerals.............................................................  $  5,393,366      4.3%
Other Specialty Stores............................................................     9,988,580      7.9
Other Telecommunications..........................................................    10,216,855      8.1
Package Goods/Cosmetics...........................................................     1,473,758      1.2
Precious Metals...................................................................       570,158      0.4
Specialty Foods/Candy.............................................................     1,218,284      1.0
Specialty Steels..................................................................     1,128,586      0.9
Steel/Iron Ore....................................................................     1,756,445      1.4
Telecommunications................................................................    29,651,228     23.4
                                                                                    ------------     ----
                                                                                    $123,197,761     97.2%
                                                                                    ------------     ----
                                                                                    ------------     ----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $ 83,061,571     65.5%
Preferred Stocks..................................................................    40,136,190     31.7
                                                                                    ------------     ----
                                                                                    $123,197,761     97.2%
                                                                                    ------------     ----
                                                                                    ------------     ----

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2000 (UNAUDITED)

ASSETS:
Investments in securities, at value (cost $95,410,432)........................................  $123,197,761
Cash..........................................................................................     2,196,951
Receivable for:
    Investments sold..........................................................................       999,631
    Dividends.................................................................................       863,888
    Shares of beneficial interest sold........................................................        19,245
    Interest..................................................................................        15,666
Prepaid expenses and other assets.............................................................        55,739
                                                                                                ------------
     TOTAL ASSETS.............................................................................   127,348,881
                                                                                                ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.................................................       166,580
    Investment advisory fee...................................................................       142,546
    Plan of distribution fee..................................................................       106,889
Accrued expenses and other payables...........................................................       122,176
                                                                                                ------------
     TOTAL LIABILITIES........................................................................       538,191
                                                                                                ------------
     NET ASSETS...............................................................................  $126,810,690
                                                                                                ============
COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $191,468,045
Net unrealized appreciation...................................................................    27,780,924
Accumulated net investment loss...............................................................      (504,837)
Accumulated net realized loss.................................................................   (91,933,442)
                                                                                                ------------
     NET ASSETS...............................................................................  $126,810,690
                                                                                                ============
CLASS A SHARES:
Net Assets....................................................................................    $1,038,741
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................        86,706
     NET ASSET VALUE PER SHARE................................................................
                                                                                                      $11.98
                                                                                                ============
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)........................................
                                                                                                      $12.64
                                                                                                ============
CLASS B SHARES:
Net Assets....................................................................................  $117,233,504
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................    10,035,505
     NET ASSET VALUE PER SHARE................................................................
                                                                                                      $11.68
                                                                                                ============
CLASS C SHARES:
Net Assets....................................................................................    $1,081,675
Shares Outstanding (unlimited authorized, $.01 par value).....................................        92,430
     NET ASSET VALUE PER SHARE................................................................
                                                                                                      $11.70
                                                                                                ============
CLASS D SHARES:
Net Assets....................................................................................    $7,456,770
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE).....................................       619,444
     NET ASSET VALUE PER SHARE................................................................        $12.04
                                                                                                ============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

NET INVESTMENT LOSS:
INCOME
Dividends (net of $148,148 foreign withholding tax)...........................................  $  1,617,719
Interest......................................................................................        90,311
                                                                                                ------------
     TOTAL INCOME.............................................................................     1,708,030
                                                                                                ------------
EXPENSES
Investment management fee.....................................................................       853,742
Plan of distribution fee (Class A shares).....................................................         1,303
Plan of distribution fee (Class B shares).....................................................       655,734
Plan of distribution fee (Class C shares).....................................................         5,246
Transfer agent fees and expenses..............................................................       181,739
Shareholder reports and notices...............................................................        66,798
Custodian fees................................................................................        41,222
Professional fees.............................................................................        36,027
Foreign exchange provisional tax..............................................................        30,409
Registration fees.............................................................................        27,047
Trustees' fees and expenses...................................................................         6,781
Other.........................................................................................         3,088
                                                                                                ------------
     TOTAL EXPENSES...........................................................................     1,909,136
                                                                                                ------------
     NET INVESTMENT LOSS......................................................................      (201,106)
                                                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain/loss on:
    Investments...............................................................................     9,414,641
    Foreign exchange transactions.............................................................       (25,537)
                                                                                                ------------
     NET GAIN.................................................................................     9,389,104
                                                                                                ------------
Net change in unrealized appreciation/ depreciation on:
    Investments...............................................................................   (13,061,914)
    Translation of forward foreign currency contracts, other assets and liabilities
      denominated in foreign currencies.......................................................       (12,101)
                                                                                                ------------
     NET DEPRECIATION.........................................................................   (13,074,015)
                                                                                                ------------
     NET LOSS.................................................................................    (3,684,911)
                                                                                                ------------
NET DECREASE..................................................................................  $ (3,886,017)
                                                                                                ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                               FOR THE SIX     FOR THE YEAR
                                                                              MONTHS ENDED        ENDED
                                                                              JULY 31, 2000  JANUARY 31, 2000
-------------------------------------------------------------------------------------------------------------
                                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss.........................................................  $   (201,106)    $   (789,755)
Net realized gain...........................................................     9,389,104       10,213,576
Net change in unrealized appreciation/depreciation..........................   (13,074,015)      51,729,529
                                                                              ------------     ------------

     NET INCREASE (DECREASE)................................................    (3,886,017)      61,153,350
                                                                              ------------     ------------
Net decrease from transactions in shares of beneficial interest.............    (8,116,565)     (28,450,098)
                                                                              ------------     ------------

     NET INCREASE (DECREASE)................................................   (12,002,582)      32,703,252

NET ASSETS:
Beginning of period.........................................................   138,813,272      106,110,020
                                                                              ------------     ------------

     END OF PERIOD
    (INCLUDING NET INVESTMENT LOSSES OF $504,837 AND $303,731,
    RESPECTIVELY)...........................................................  $126,810,690     $138,813,272
                                                                              ============     ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 2000 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Latin American Growth Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity securities of Latin American issuers. The Fund was organized as a Massachusetts business trust on February 25, 1992 and commenced operations on December 30, 1992. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, NASDAQ, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager") or TCW Investment Management Company (the "Sub-Advisor") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 2000 (UNAUDITED) CONTINUED

maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

E. FORWARD CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 2000 (UNAUDITED) CONTINUED

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 1.25% to the portion of daily net assets not exceeding $500 million and 1.20% to the portion of the daily net assets exceeding $500 million.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor compensation equal to 40% of its monthly compensation.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 2000 (UNAUDITED) CONTINUED

Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $20,555,920 at July 31, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended July 31, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended July 31, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $89,514 and $604, respectively and received $2,423 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 2000 (UNAUDITED) CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended July 31, 2000 aggregated $40,868,382 and $48,120,873, respectively.

For the six months ended July 31, 2000, the Fund incurred brokerage commissions of $9,220 with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager and Distributor, for the portfolio transactions executed on behalf of the Fund.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At July 31, 2000, the Fund had transfer agent fees and expenses payable of approximately $19,900.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                 FOR THE SIX                   FOR THE YEAR
                                                                MONTHS ENDED                       ENDED
                                                                JULY 31, 2000                JANUARY 31, 2000
                                                          -------------------------      -------------------------
                                                                 (UNAUDITED)
                                                            SHARES        AMOUNT           SHARES        AMOUNT
                                                          ----------   ------------      ----------   ------------
CLASS A SHARES
Sold....................................................     200,173   $  2,474,624         903,814   $  9,285,862
Redeemed................................................    (174,711)    (2,121,109)       (850,499)    (8,815,570)
                                                          ----------   ------------      ----------   ------------
Net increase - Class A..................................      25,462        353,515          53,315        470,292
                                                          ----------   ------------      ----------   ------------

CLASS B SHARES
Sold....................................................   1,118,436     14,839,773       1,854,204     19,260,542
Redeemed................................................  (2,479,716)   (31,143,196)     (5,056,135)   (48,993,518)
                                                          ----------   ------------      ----------   ------------
Net decrease - Class B..................................  (1,361,280)   (16,303,423)     (3,201,931)   (29,732,976)
                                                          ----------   ------------      ----------   ------------

CLASS C SHARES
Sold....................................................      46,774        621,006          59,774        653,992
Redeemed................................................     (18,901)      (237,037)        (46,151)      (464,154)
                                                          ----------   ------------      ----------   ------------
Net increase - Class C..................................      27,873        383,969          13,623        189,838
                                                          ----------   ------------      ----------   ------------

CLASS D SHARES
Sold....................................................     790,724     10,017,025         119,896      1,532,077
Redeemed................................................    (219,078)    (2,567,651)        (72,756)      (909,329)
                                                          ----------   ------------      ----------   ------------
Net increase - Class D..................................     571,646      7,449,374          47,140        622,748
                                                          ----------   ------------      ----------   ------------
Net decrease in Fund....................................    (736,299)  $ (8,116,565)     (3,087,853)  $(28,450,098)
                                                          ==========   ============      ==========   ============

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
NOTES TO FINANCIAL STATEMENTS JULY 31, 2000 (UNAUDITED) CONTINUED

6. FEDERAL INCOME TAX STATUS

At January 31, 2000, the Fund had a net capital loss carryover of approximately $98,817,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through January 31 of the following years:

          AMOUNT IN THOUSANDS
----------------------------------------
 2004       2005       2007       2008
-------   --------   --------   --------
$73,539   $19,839     $3,058     $2,381
=======   =======     ======     ======

Foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net foreign currency losses of approximately $99,000 during fiscal 2000.

As of January 31, 2000, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales, income from the mark-to-market of passive foreign investment companies and post-October losses.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 2000, there were no outstanding forward contracts.

At July 31, 2000, the Fund's cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Fund's custodian.

At July 31, 2000, investment in securities of issuers in Brazil and Mexico represented 40.3% and 43.5% of net assets, respectively. These investments, as well as other non-U.S. investments which involve risks and considerations not present with respect to U.S. securities may be affected by economic or political developments in these regions.

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                  FOR THE PERIOD
                                                   FOR THE SIX         FOR THE YEAR          FOR THE YEAR         JULY 28, 1997*
                                                  MONTHS ENDED            ENDED                 ENDED                THROUGH
                                                  JULY 31, 2000      JANUARY 31, 2000      JANUARY 31, 1999      JANUARY 31, 1998
---------------------------------------------------------------
                                                   (UNAUDITED)
CLASS A SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period............     $12.26               $ 7.33                $12.14                $15.22
                                                     ------               ------                ------                ------
Income (loss) from investment operations:
   Net investment income (loss).................       0.03                (0.01)                 0.15                 (0.07)
   Net realized and unrealized gain (loss)......      (0.31)                4.94                 (4.96)                (3.01)
                                                     ------               ------                ------                ------
Total income (loss) from investment
 operations.....................................      (0.28)                4.93                 (4.81)                (3.08)
                                                     ------               ------                ------                ------
Net asset value, end of period..................     $11.98               $12.26                $ 7.33                $12.14
                                                     ======               ======                ======                ======

TOTAL RETURN +..................................      (1.96)%(1)           66.71%               (39.62)%              (20.24)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses........................................       2.07 %(2)(3)         2.28%(3)              2.21 %(3)             2.15 %(2)
Net investment income (loss)....................       0.42 %(2)(3)         0.16%(3)              1.26 %(3)            (1.04)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.........     $1,039                 $751                   $58                  $110
Portfolio turnover rate.........................         31 %(1)              59%                   27 %                  30 %

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                   FOR THE SIX                       FOR THE YEAR ENDED JANUARY 31,
                                                  MONTHS ENDED         ----------------------------------------------------------
                                                 JULY 31, 2000++        2000++        1999++       1998*++      1997       1996
----------------------------------------------------------------
                                                   (UNAUDITED)
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period.......         $   11.99          $   7.24      $  12.09      $  11.47   $   9.48   $   9.35
                                                    ---------          --------      --------      --------   --------   --------
Income (loss) from investment operations:
   Net investment income (loss)............             (0.02)            (0.06)         0.05         (0.09)     (0.04)     (0.06)
   Net realized and unrealized gain
   (loss)..................................             (0.29)             4.81         (4.90)         0.71       2.03       0.19
                                                    ---------          --------      --------      --------   --------   --------
Total income (loss) from investment
 operations................................             (0.31)             4.75         (4.85)         0.62       1.99       0.13
                                                    ---------          --------      --------      --------   --------   --------
Net asset value, end of period.............         $   11.68          $  11.99      $   7.24      $  12.09   $  11.47   $   9.48
                                                    =========          ========      ========      ========   ========   ========

TOTAL RETURN +.............................             (2.34)%(1)        65.19 %      (40.12)%        5.41 %    20.99 %     1.39 %

RATIOS TO AVERAGE NET ASSETS:
Expenses...................................              2.82 %(2)(3)      3.06 %(3)     2.98 %(3)     2.81 %     2.78 %     2.98 %
Net investment income (loss)...............             (0.33)%(2)(3)     (0.62)%(3)     0.49 %(3)    (0.64)%    (0.29)%    (0.61)%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands....         $ 117,234          $136,699      $105,678      $272,710   $270,843   $261,066
Portfolio turnover rate....................                31 %(1)           59 %          27 %          30 %       29 %       64 %

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                                  FOR THE PERIOD
                                                      FOR THE SIX         FOR THE YEAR          FOR THE YEAR      JULY 28, 1997*
                                                     MONTHS ENDED            ENDED                 ENDED             THROUGH
                                                     JULY 31, 2000      JANUARY 31, 2000      JANUARY 31, 1999   JANUARY 31, 1998
------------------------------------------------------------------
                                                      (UNAUDITED)
CLASS C SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period..............      $12.02               $ 7.24                $12.10             $15.22
                                                        ------               ------                ------             ------
Income (loss) from investment operations:
   Net investment income (loss)...................       (0.02)               (0.06)                 0.06              (0.12)
   Net realized and unrealized gain (loss)........       (0.30)                4.84                 (4.92)             (3.00)
                                                        ------               ------                ------             ------
Total income (loss) from investment operations....       (0.32)                4.78                 (4.86)             (3.12)
                                                        ------               ------                ------             ------
Net asset value, end of period....................      $11.70               $12.02                $ 7.24             $12.10
                                                        ======               ======                ======             ======

TOTAL RETURN+.....................................       (2.34)%(1)           65.47 %              (40.17)%           (20.50)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................        2.82 %(2)(3)         2.95 %(3)             2.98 %(3)          2.91 %(2)
Net investment income (loss)......................       (0.33)%(2)(3)        (0.51)%(3)             0.49 %(3)         (1.76)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........      $1,082                 $776                  $369               $792
Portfolio turnover rate...........................          31 %(1)              59 %                  27 %               30 %

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                                                  FOR THE PERIOD
                                                           FOR THE SIX       FOR THE YEAR       FOR THE YEAR      JULY 28, 1997*
                                                          MONTHS ENDED          ENDED              ENDED             THROUGH
                                                          JULY 31, 2000    JANUARY 31, 2000   JANUARY 31, 1999   JANUARY 31, 1998
-----------------------------------------------------------------------
                                                           (UNAUDITED)
CLASS D SHARES++
SELECTED PER SHARE DATA:
Net asset value, beginning of period...................      $12.30             $ 7.35             $12.16             $15.22
                                                             ------             ------             ------             ------
Income (loss) from investment operations:
   Net investment income (loss)........................        0.04              (0.02)              0.16              (0.04)
   Net realized and unrealized gain (loss).............       (0.30)              4.97              (4.97)             (3.02)
                                                             ------             ------             ------             ------
Total income (loss) from investment operations.........       (0.26)              4.95              (4.81)             (3.06)
                                                             ------             ------             ------             ------
Net asset value, end of period.........................      $12.04             $12.30             $ 7.35             $12.16
                                                             ======             ======             ======             ======

TOTAL RETURN+..........................................       (1.79)%(1)         66.80%            (39.56)%           (20.11)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................        1.82 %(2)(3)        2.06%(3)          1.98 %(3)          1.86 %(2)
Net investment income (loss)...........................        0.67 %(2)(3)        0.38%(3)          1.49 %(3)         (0.52)%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands................      $7,457               $588                 $5                 $8
Portfolio turnover rate................................          31 %(1)            59%                27 %               30 %

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000, PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audit for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with Pricewaterhouse Coopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

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
                 (This page has been left blank intentionally.)

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Michael P. Reilly
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


INVESTMENT MANAGER
Morgan Stanley Dean Witter Advisors Inc.
Two World Financial Center
New York, New York 10048

SUB-ADVISOR
TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, California 90017

The financial statements included herein have been taken from the records of the fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

The report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.


MORGAN STANLEY DEAN WITTER LATIN AMERICAN GROWTH FUND


[GRAPHICAL REPRESENTATION]


SEMIANNUAL REPORT
JULY 31, 2000